NEWS RELEASE

FORWARD AIR CORPORATION REPORTS
FOURTH QUARTER AND FISCAL 2010 RESULTS AND
ANNOUNCES QUARTERLY CASH DIVIDEND

GREENEVILLE, Tenn.—(BUSINESS WIRE) – February 14, 2011—Forward Air Corporation (NASDAQ:FWRD) today reported results for the fourth quarter and year ended December 31, 2010.

Operating revenue for the quarter ended December 31, 2010 increased 13.0% to $133.3 million from $118.0 million for the same quarter in 2009.  Income from operations was $18.7 million, compared with $12.1 million for the fourth quarter of 2009, an increase of 54.5%.  As a percent of operating revenue, income from operations increased to 14.0% from 10.3% for the same quarter last year.  Net income during the period increased by $5.5 million, or 88.0%, to $11.8 million from $6.3 million in the fourth quarter of 2009.  Net income per diluted share for the fourth quarter of 2010 was $0.41 compared with $0.22 in the same quarter in 2009, an increase of 86.4%.

Operating revenue for the year ended December 31, 2010 increased 15.9% to $483.9 million from $417.4 million for the year ended December 31, 2009.  Income from operations was $53.7 million, compared with $18.6 million in 2009.  The Company’s net income for the year ended December 31, 2010, was $32.0 million, compared with $9.8 million in 2009.  Net income per diluted share for the year ended December 31, 2010 was $1.10 compared with $0.34 in 2009.  The income from operations, net income and net income per diluted share for the year end December 31, 2009 included the impact of a $7.2 million pre-tax charge for the impairment of goodwill and other intangible assets.

Bruce A. Campbell, Chairman, President and CEO, said, "Solid demand for our airport-to-airport service along with strong pricing delivered outstanding results for the fourth quarter. We were most encouraged by the continued positive leverage of our business model which produced a 370 basis point improvement as compared to the fourth quarter of 2009. The resulting 86.0% operating ratio is our best operating performance since the third quarter of 2008.  We are pleased with our continued progress toward attaining the returns and margins our shareholders have come to expect from Forward Air.”

Commenting further, Mr. Campbell said, “We were also encouraged by the fourth quarter performance of our Forward Air Solutions segment. With a continued firming of the economy, further success penetrating complementary industry verticals and on-going cost control initiatives, we expect this segment to be a profitable contributor in 2011.”

In closing, Mr. Campbell said, “We expect that improving macroeconomic trends as well as positive trends specific to Forward Air will continue throughout 2011. Utilizing our dedicated team of employees and independent contractors we intend to take full advantage of this improved operating environment in order to drive maximum value to our shareholders.”

In commenting further on the quarter, Rodney L. Bell, Senior Vice President and CFO said, “Strong free cash flow of $40.1 million allowed us to increase cash by $32.5 million to end 2010 with $74.5 million on our balance sheet. Consistent with the end of 2009, we closed 2010 with $50 million outstanding on our line of credit and had $38.3 million available on our credit facility.”

Commenting on the Company’s guidance for the first quarter, Mr. Bell said, “We anticipate our first quarter 2011 revenues will increase in the range of 9% to 13% over the comparable 2010 period, and we expect income per diluted share to be between $0.20 and $0.24 per share. This compares to $0.12 per share in the first quarter of 2010.”

On February 11, 2011, our Board of Directors declared a quarterly cash dividend of $0.07 per share of common stock. The dividend is payable to shareholders of record at the close of business on March 13, 2011, and is expected to be paid on March 28, 2011.

This quarterly dividend is pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.28 per share of common stock, payable in quarterly increments of $0.07 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance.

Review of Financial Results

Forward Air will hold a conference call to discuss fourth quarter and year end 2010 results on Tuesday, February 15, 2011 at 9:00 a.m. EST.  The Company’s conference call will be available online at www.forwardair.com or by dialing 800-841-9385, passcode 156 499 68.  A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 84 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Consolidated Condensed Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operating revenue:
Forward Air
Airport-to-airport	$87,245	$73,338	$321,702	$268,245
Logistics	17,147	15,422	64,935	54,067
Other	6,386	6,100	25,130	23,076
Forward Air Solutions
Pool distribution	22,532	23,158	72,172	72,022
Total operating revenue	133,310	118,018	483,939	417,410

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	34,959	30,509	129,111	112,516
Logistics	13,445	12,061	50,225	42,188
Other	1,476	1,553	6,288	5,234
Forward Air Solutions
Pool distribution	5,123	4,715	15,747	14,490
Total purchased transportation	55,003	48,838	201,371	174,428
Salaries, wages and employee benefits	33,426	31,971	129,108	118,804
Operating leases	6,864	6,853	26,252	27,294
Depreciation and amortization	5,167	5,035	20,450	19,722
Insurance and claims	2,442	2,735	8,425	9,719
Fuel expense	2,409	2,113	8,461	7,312
Other operating expenses	9,321	8,441	36,133	34,424
Impairment of goodwill and other intangible assets	--	--	--	7,157
Total operating expenses	114,632	105,986	430,200	398,860
Income from operations	18,678	12,032	53,739	18,550

Other income (expense):
Interest expense	(173)	(202)	(730)	(670)
Other, net	53	20	90	69
Total other expense	(120)	(182)	(640)	(601)
Income before income taxes	18,558	11,850	53,099	17,949
Income taxes	6,741	5,566	21,063	8,147
Net income	$11,817	$6,284	$32,036	$9,802

Net income per share:
Basic	$0.41	$0.22	$1.11	$0.34
Diluted	$0.41	$0.22	$1.10	$0.34
Weighted average shares outstanding:
Basic	29,010	28,943	28,984	28,928
Diluted	29,174	29,041	29,111	28,993

Dividends per share:	$0.07	$0.07	$0.28	$0.28

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,	December 31,
	2010	2009 (a)
Assets
Current assets:
Cash	$74,504	$42,035
Accounts receivable, net	62,763	55,720
Other current assets	8,696	9,471
Total current assets	145,963	107,226

Property and equipment	213,704	204,716
Less accumulated depreciation and amortization	87,272	75,990
Total property and equipment, net	126,432	128,726
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net	31,259	35,849
Total goodwill and other acquired intangibles	74,591	79,181
Other assets	1,810	1,597
Total assets	$348,796	$316,730

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$10,687	$10,333
Accrued expenses	16,280	18,531
Current portion of debt and capital lease obligations	638	919
Total current liabilities	27,605	29,783

Debt and capital lease obligations, less current portion	50,883	52,169
Other long-term liabilities	8,106	4,485
Deferred income taxes	6,116	5,786

Shareholders’ equity:
Common stock	290	290
Additional paid-in capital	24,300	16,631
Retained earnings	231,496	207,586
Total shareholders’ equity	256,086	224,507
Total liabilities and shareholders’ equity	$348,796	$316,730

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	December 31,	December 31,
	2010	2009
Operating activities:
Net income	$11,817	$6,284
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,167	5,035
Share-based compensation	1,397	1,732
Gain on disposal of property and equipment	78	7
Provision for (recovery) loss on receivables	(254)	14
Provision for revenue adjustments	127	474
Deferred income taxes	3,060	(1,572)
Tax (benefit) expense for stock options exercised	(166)	371
Changes in operating assets and liabilities
Accounts receivable	(198)	(3,214)
Prepaid expenses and other current assets	989	2,115
Accounts payable and accrued expenses	(5,883)	8,226
Net cash provided by operating activities	16,134	19,472

Investing activities:
Proceeds from disposal of property and equipment	69	39
Purchases of property and equipment	(3,259)	(2,019)
Other	(224)	(33)
Net cash used in investing activities	(3,414)	(2,013)

Financing activities:
Payments of debt and capital lease obligations	(173)	(386)
Proceeds from exercise of stock options	501	--
Payments of cash dividends	(2,033)	(2,028)
Common stock issued under employee stock purchase plan	104	138
Cash settlement of share-based awards for minimum tax withholdings	--	(7)
Tax benefit (expense) for stock options exercised	166	(371)
Net cash used in financing activities	(1,435)	(2,654)
Net increase in cash	11,285	14,805
Cash at beginning of period	63,219	27,230
Cash at end of period	$74,504	$42,035

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year ended
	December 31,	December 31,
	2010	2009
Operating activities:
Net income	$32,036	$9,802
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	20,450	19,722
Impairment of goodwill and other intangible assets	--	7,157
Share-based compensation	6,284	6,754
Gain on disposal of property and equipment	(570)	(6)
Provision for recovery on receivables	(52)	(60)
Provision for revenue adjustments	1,589	2,390
Deferred income taxes	1,436	(4,581)
Tax (benefit) expense for stock options exercised	(194)	370
Changes in operating assets and liabilities
Accounts receivable	(8,580)	(844)
Prepaid expenses and other current assets	(40)	548
Accounts payable and accrued expenses	1,636	8,927
Net cash provided by operating activities	53,995	50,179

Investing activities:
Proceeds from disposal of property and equipment	1,482	270
Purchases of property and equipment	(15,148)	(20,847)
Other	(224)	372
Net cash used in investing activities	(13,890)	(20,205)

Financing activities:
Payments of debt and capital lease obligations	(895)	(1,549)
Proceeds from exercise of stock options	991	8
Payments of cash dividends	(8,121)	(8,109)
Common stock issued under employee stock purchase plan	195	237
Cash settlement of share-based awards for minimum tax withholdings	--	(249)
Tax benefit (expense) for stock options exercised	194	(370)
Net cash used in financing activities	(7,636)	(10,032)
Net increase in cash	32,469	19,942
Cash at beginning of period	42,035	22,093
Cash at end of period	$74,504	$42,035

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2010	Revenue	2009	Revenue	Change	Change
Operating revenue
Forward Air	$111.1	83.3%	$95.1	80.6%	$16.0	16.8%
FASI	22.6	17.0	23.3	19.7	(0.7)	(3.0)
Intercompany Eliminations	(0.4)	(0.3)	(0.4)	(0.3)	--	--
Total	133.3	100.0	118.0	100.0	15.3	13.0

Purchased transportation
Forward Air	49.9	44.9	44.2	46.5	5.7	12.9
FASI	5.5	24.3	5.0	21.4	0.5	10.0
Intercompany Eliminations	(0.4)	100.0	(0.4)	100.0	--	--
Total	55.0	41.3	48.8	41.4	6.2	12.7

Salaries, wages and employee benefits
Forward Air	24.9	22.4	22.6	23.8	2.3	10.2
FASI	8.5	37.6	9.3	39.9	(0.8)	(8.6)
Total	33.4	25.0	31.9	27.0	1.5	4.7

Operating leases
Forward Air	5.0	4.5	4.6	4.8	0.4	8.7
FASI	1.9	8.4	2.3	9.9	(0.4)	(17.4)
Total	6.9	5.2	6.9	5.8	--	--

Depreciation and amortization
Forward Air	4.2	3.8	4.1	4.3	0.1	2.4
FASI	1.0	4.4	0.9	3.9	0.1	11.1
Total	5.2	3.9	5.0	4.2	0.2	4.0

Insurance and claims
Forward Air	1.6	1.4	2.1	2.2	(0.5)	(23.8)
FASI	0.8	3.6	0.7	3.0	0.1	14.3
Total	2.4	1.8	2.8	2.4	(0.4)	(14.3)

Fuel expense
Forward Air	1.0	0.9	0.8	0.8	0.2	25.0
FASI	1.4	6.2	1.3	5.6	0.1	7.7
Total	2.4	1.8	2.1	1.8	0.3	14.3

Other operating expenses
Forward Air	7.6	6.9	6.6	7.0	1.0	15.2
FASI	1.7	7.5	1.8	7.7	(0.1)	(5.6)
Total	9.3	7.0	8.4	7.1	0.9	10.7

Income from operations
Forward Air	16.9	15.2	10.1	10.6	6.8	67.3
FASI	1.8	8.0	2.0	8.6	(0.2)	(10.0)
Total	$18.7	14.0%	$12.1	10.3%	$6.6	54.5%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Year ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2010	Revenue	2009	Revenue	Change	Change
Operating revenue
Forward Air	$412.9	85.3%	$346.3	83.0%	$66.6	19.2%
FASI	72.5	15.0	72.5	17.4	--	--
Intercompany Eliminations	(1.5)	(0.3)	(1.4)	(0.4)	(0.1)	7.1
Total	483.9	100.0	417.4	100.0	66.5	15.9

Purchased transportation
Forward Air	185.8	45.0	160.3	46.3	25.5	15.9
FASI	16.9	23.3	15.4	21.2	1.5	9.7
Intercompany Eliminations	(1.3)	(86.7)	(1.3)	92.9	--	--
Total	201.4	41.6	174.4	41.8	27.0	15.5

Salaries, wages and employee benefits
Forward Air	98.3	23.8	85.7	24.7	12.6	14.7
FASI	30.8	42.5	33.1	45.6	(2.3)	(6.9)
Total	129.1	26.7	118.8	28.5	10.3	8.7

Operating leases
Forward Air	18.6	4.5	18.7	5.4	(0.1)	(0.5)
FASI	7.7	10.6	8.6	11.9	(0.9)	(10.5)
Total	26.3	5.4	27.3	6.5	(1.0)	(3.7)

Depreciation and amortization
Forward Air	16.5	4.0	16.1	4.6	0.4	2.5
FASI	3.9	5.4	3.6	5.0	0.3	8.3
Total	20.4	4.2	19.7	4.7	0.7	3.6

Insurance and claims
Forward Air	6.2	1.5	7.6	2.2	(1.4)	(18.4)
FASI	2.2	3.0	2.1	2.9	0.1	4.8
Total	8.4	1.7	9.7	2.3	(1.3)	(13.4)

Fuel expense
Forward Air	3.8	0.9	3.1	0.9	0.7	22.6
FASI	4.7	6.5	4.2	5.8	0.5	11.9
Total	8.5	1.8	7.3	1.8	1.2	16.4

Other operating expenses
Forward Air	29.8	7.2	27.7	8.0	2.1	7.6
FASI	6.5	9.0	6.8	9.4	(0.3)	(4.4)
Intercompany Eliminations	(0.2)	(13.3)	(0.1)	7.1	(0.1)	100.0
Total	36.1	7.5	34.4	8.3	1.7	4.9

Impairment of goodwill and other intangible assets
Forward Air	--	--	0.2	0.1	(0.2)	(100.0)
FASI	--	--	7.0	9.6	(7.0)	(100.0)
Total	--	--	7.2	1.7	(7.2)	(100.0)

Income (loss) from operations
Forward Air	53.9	13.1	26.9	7.8	27.0	100.4
FASI	(0.2)	(0.3)	(8.3)	(11.4)	8.1	(97.6)
Total	$53.7	11.1%	$18.6	4.4%	$35.1	188.7%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	December 31,	December 31,	Percent
	2010	2009	Change

Operating ratio	84.8%	89.4%	(5.1)%

Business days	63.0	64.0	(1.6)
Business weeks	12.6	12.8	(1.6)

Airport-to-airport:
Tonnage
Total pounds ¹	437,977	398,921	9.8
Average weekly pounds ¹	34,760	31,166	11.5

Linehaul shipments
Total linehaul	623,211	565,922	10.1
Average weekly	49,461	44,213	11.9

Forward Air Complete shipments	85,917	71,442	20.3
As a percentage of linehaul shipments	13.8%	12.6%	9.5

Average linehaul shipment size	703	705	(0.3)

Revenue per pound ²
Linehaul yield	$16.70	$15.84	4.7
Fuel surcharge impact	1.28	0.96	1.7
Forward Air Complete impact	1.97	1.62	1.9
Total airport-to-airport yield	$19.95	$18.42	8.3

Logistics:
Miles
Owner operator ¹	7,179	6,421	11.8
Third party ¹	3,617	3,220	12.3
Total Miles	10,796	9,641	12.0

Revenue per mile	$1.61	$1.62	(0.6)

Cost per mile	$1.25	$1.25	--%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Year ended
	December 31,	December 31,	Percent
	2010	2009	Change

Operating ratio	86.9%	92.2%	(5.7)%

Business days	254.0	255.0	(0.4)
Business weeks	50.8	51.0	(0.4)

Airport-to-airport:
Tonnage
Total pounds ¹	1,655,075	1,452,969	13.9
Average weekly pounds ¹	32,580	28,490	14.4

Linehaul shipments
Total linehaul	2,308,468	2,095,223	10.2
Average weekly	45,442	41,083	10.6

Forward Air Complete shipments	314,203	266,136	18.1
As a percentage of linehaul shipments	13.6%	12.7%	7.1

Average linehaul shipment size	717	693	3.5

Revenue per pound ²
Linehaul yield	$16.40	$16.06	1.8
Fuel surcharge impact	1.21	0.84	2.0
Forward Air Complete impact	1.86	1.60	1.4
Total airport-to-airport yield	$19.47	$18.50	5.2

Logistics:
Miles
Owner operator ¹	27,086	24,338	11.3
Third party ¹	12,943	9,929	30.4
Total Miles	40,029	34,267	16.8

Revenue per mile	$1.64	$1.59	3.1

Cost per mile	$1.25	$1.23	1.6%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers’ compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com